Exhibit 10.3

August 12, 2011

MONEYGRAM INTERNATIONAL, INC.

2828 N. Harwood Street, 15th Floor

Dallas, TX 75201

Re:	Amended and Restated Purchase Agreement (as amended, the “Equity Purchase Agreement”) dated as of March 17, 2008 among MoneyGram International, Inc. (“Holdco”) and the several investors party thereto (the “Investors”); capitalized terms used, but not defined, herein shall have the meaning given to such terms in the Equity Purchase Agreement

Reference is hereby made to that certain Indenture dated as of March 25, 2008 (as amended, the “Indenture”) among MoneyGram Payment Systems Worldwide, Inc., a Delaware corporation (the “Company”), the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee and collateral agent (the “Trustee”), providing for the issuance of 13.25% Senior Secured Second Lien Notes due 2018.

Holdco has notified the undersigned Investors that the Company has agreed to and is entering into certain Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) among the Company, the guarantors party thereto and the Trustee, and attached hereto as Annex A, pursuant to which the definition of “Highly Rated Investments” contained in the Indenture will be amended. In connection with the Fourth Supplemental Indenture, Holdco desires to amend its investment policy to reflect this revised definition of “Highly Rated Investments”. Pursuant to Section 3.3(f) of the Equity Purchase Agreement, the written consent of the undersigned Investors is required as a condition to Holdco being permitted to amend its Investment Policy attached as Schedule G to the Equity Purchase Agreement. Holdco has requested that the undersigned Investors execute and deliver this letter agreement to consent to, and by executing this letter agreement the undersigned Investors hereby issue their consent to, the changes to the definition of “Highly Rated Investments” contained in the Fourth Supplemental Indenture and to any resulting changes in the Investment Policy relating to Holdco’s and its subsidiaries’ investment portfolio.

THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

INVESTORS:	THOMAS H. LEE EQUITY FUND VI, L.P.

	By:	THL EQUITY ADVISORS VI, LLC,
its general partner

	By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member

	By:	THOMAS H. LEE ADVISORS, LLC,
its sole member

	By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty Title: Managing Director

THOMAS H. LEE PARALLEL FUND VI, L.P.

	By:	THL EQUITY ADVISORS VI, LLC
its general partner

	By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member

	By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

	By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty Title: Managing Director

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

	By:	THL EQUITY ADVISORS VI, LLC
its general partner

	By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member

	By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

	By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty Title: Managing Director

[SIGNATURE PAGE TO INVESTOR CONSENT LETTER]

GREAT WEST INVESTORS L.P.

By:	THOMAS H. LEE ADVISORS, LLC,
its attorney-in-fact

By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty Title: Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC

By:	PUTNAM INVESTMENTS HOLDINGS LLC
its managing member

By:	PUTNAM INVESTMENTS, LLC
its managing member

By:	THOMAS H. LEE ADVISORS, LLC
its attorney-in-fact

By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty Title: Managing Director

THL COINVESTMENT PARTNERS, L.P.

By:	THOMAS H. LEE PARTNERS, L.P.
its general partner

By:	THOMAS H. LEE ADVISORS, LLC
its general partner

By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty Title: Managing Director

[SIGNATURE PAGE TO INVESTOR CONSENT LETTER]

THL OPERATING PARTNERS, L.P.

By:	THOMAS H. LEE PARTNERS, L.P.
its general partner

By:	THOMAS H. LEE ADVISORS, LLC
its general partner

By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty Title: Managing Director

THL EQUITY FUND VI INVESTORS (MONEYGRAM), LLC

By:	THL EQUITY ADVISORS VI, LLC,
its general partner

By:	THOMAS H. LEE PARTNERS, L.P.,
its sole member

By:	THOMAS H. LEE ADVISORS, LLC,
its general partner

By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty Title: Managing Director

[SIGNATURE PAGE TO INVESTOR CONSENT LETTER]

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ John E. Bowman
Name: John E. Bowman Title: Attorney-in-fact

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GSCP VI Advisors, L.L.C.,
its General Partner

By:	/s/ John E. Bowman
Name: John E. Bowman Title: Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By:	GSCP VI Offshore Advisors, L.L.C.,
its General Partner

By:	/s/ John E. Bowman
Name: John E. Bowman Title: Vice President

GS CAPITAL PARTNERS VI GmbH & Co. KG

By:	GS Advisors VI, L.L.C., its Managing Limited Partner

By:	/s/ John E. Bowman
Name: John E. Bowman Title: Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS Advisors VI, L.L.C., its General Partner

By:	/s/ John E. Bowman
Name: John E. Bowman Title: Vice President

[SIGNATURE PAGE TO INVESTOR CONSENT LETTER]

GSMP V ONSHORE US, LTD.

By:	/s/ John E. Bowman
Name: John E. Bowman Title: Vice President

GSMP V OFFSHORE US, LTD.

By:	/s/ John E. Bowman
Name: John E. Bowman Title: Vice President

GSMP V INSTITUTIONAL US, LTD.

By:	/s/ John E. Bowman
Name: John E. Bowman Title: Vice President

[SIGNATURE PAGE TO INVESTOR CONSENT LETTER]

Agreed and acknowledged as of the first date written above:

MONEYGRAM INTERNATIONAL, INC.

By:	/s/ James E. Shields
Name:	James E. Shields
Title:	Executive Vice President and CFO

[SIGNATURE PAGE TO INVESTOR CONSENT LETTER]

ANNEX A

FOURTH SUPPLEMENTAL INDENTURE